SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 30, 1997


                                LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-15975                   48-0952323
     --------------------          -----------                -------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation            File Number)            Identification No.)



             10310 W. 84th Terrace, Lenexa, KS                  66214
          ----------------------------------------             -------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:    913-888-1770



















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Item 5.   Other Events

     On January 30, 1997, LabOne, Inc., completed its acquisition of certain assets, including customer lists, of Gib Laboratories, Inc., a subsidiary of Prudential Insurance Company of America. Concurrently, Prudential's Individual Insurance Group agreed to use LabOne as its exclusive provider of risk assessment testing services.

Revenue under both agreements began January 30, 1997.






                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LabOne, Inc.


Date:  February 5, 1997                  By  /s/  Kurt E. Gruenbacher
                                             ----------------------------
                                                  Kurt E. Gruenbacher
                                                  V.P. Finance and Chief
                                                  Accounting Officer


Date:  February 5, 1997                  By  /s/  Robert D. Thompson
                                             ----------------------------
                                                  Robert D. Thompson
                                                  Executive V.P. Finance,
                                                  CFO and Treasurer




















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